CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

DERIVED INFORMATION   9/12/03

$725,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$725,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

#

$725,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-6

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	300,000,000	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-2	307,000,000	II	Senior/Adj	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
M-1	43,500,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	32,650,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A/A2/A
M-3	7,250,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A-/A3/A-
B-1	12,750,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB+/Baa1/BBB+
B-2	12,750,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB/Baa2/BBB
B-3	9,100,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	725,000,000

Non- Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.12% and 1.18%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 45.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.88%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.12%] over one-month LIBOR.

#

SUMMARY TERMS

Underwriter:

Credit Suisse First Boston Corp. (sole manager).

Depositor:

Credit Suisse First Boston Mortgage Securities Corp.

Servicers:

[TBD%] Ocwen Federal Bank, FSB and [TBD%] Chase Manhattan Mortgage Corp.

Trustee:

TBD

Cut-off Date:

On or about October 1, 2003 for the initial Mortgage Loans.

Investor Settlement:

On or about [October 30, 2003], Closing Date [October 29, 2003]

Distribution Dates:

25th day of each month (or the next succeeding business day), beginning in November 2003.

Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, October 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:

0 days.

Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A-

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:

The transaction will have a 10% optional call.

The transaction will have a 10% optional call.

Prefunding Amount:

Approximately 15% - 20%

Capitalized Interest Acct:

TBD

Offered Certificates:

The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:

None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:

REMIC.

Maximum Pool Balance:

The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:

The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.88%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month LIBOR for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.12%] over one-month LIBOR for that Distribution Date.

Group 1

Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1

Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2

Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1

Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 45.00%.

Subordinate

Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:

As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:

For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) with respect to the January 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period less, with respect to loan group 1, the product of (a) the per annum rate at which the bond insurer premium is calculated (as set forth in the pooling and servicing agreement) and (b) the Class Principal Balance of the Class A-1 Certificates divided by the Aggregate Loan Group Collateral Balance of loan group 1 as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:

1.

Excess cashflow.

2.

Overcollateralization.

3.

Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.25%	17.65%	35.30%
M-1	10.25%	11.65%	23.30%
M-2	5.75%	7.15%	14.30%
M-3	4.75%	6.15%	12.30%
B-1 B-2 B-3	3.00% 1.25% 0.00%	4.40% 2.65% 1.40%	8.80% 5.30% 2.80%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.40]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.80]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in November 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 35.30%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates

Cumulative Loss Percentage

November 2006 – October 2007

[2.50%]*

November 2007 – October 2008

[4.00%]*

November 2008 – October 2009

[5.25%]*

November 2009 – October 2010

[5.50%]*

November 2010 and thereafter

[6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on November 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the January 2004 Distribution Date or (ii) the December 2003 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on November 30, 2003.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 1, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

5.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

From Group 2, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy remaining unpaid from (2) above, if any;

7.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

8.

First from Group 1 and then from Group 2, to the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee insurance policy, together with interest thereon at the rate set forth in the pooling and servicing agreement;

9.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balance of such class is reduced to zero;
2. From Group 1, to the Class A-2 Certificates, until the Class Certificate principal balance is reduced to zero;
3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balance is reduced to zero;

5.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not paid pursuant to distributions of interest (above), together with interest thereon at the rate set forth in the pooling and servicing agreement;

6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, the Group 1 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2    and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not otherwise paid pursuant to distributions of interest and subclause II under distribution of principal above together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)(i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1

Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

  (ii) sequentially, to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee                   insurance policy, to the extent not otherwise paid pursuant to Distributions of Interest and Distributions of Principal above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed;

4.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

11.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

18. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 19. To the Class R Certificates, any remaining amount.

#

Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)

to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such Distribution Date;

(ii)

to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii)

to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (previous page) on such Distribution Date.

#

BOND SUMMARY

To Call

#

To Maturity

#

Collateral Net WAC – Class A-1

#

Collateral Net WAC – Class A-2

#

Collateral Net WAC – Mezzanine & Subordinate Classes

#

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

#

Interest Rate Cap

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of 1m libor over the 1m Libor Strike as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 10.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$10,150,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

#

Class A-IO-2 Notional Schedule

    *  The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and

        (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

#

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,097
Total Outstanding Loan Balance	$716,107,149		Min	Max
Average Loan Current Balance	$140,496		$4,875	$738,781
Weighted Average Original LTV	81.5%	*
Weighted Average Coupon	7.68%		4.50%	14.99%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.83%
Weighted Average Margin	6.65%		3.75%	11.50%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.2%
% Second Liens	1.8%
% Arms	78.7%	**
% Fixed	21.3%	***
% of Loans with Mortgage Insurance	0.0%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 78.5% of the total deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 21.5% of the total deal collateral

		Total
	No of	Scheduled
Current Rate	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 5.50	104	24,883,601	3.5	5.26	75.8	692
5.51 - 6.00	217	43,811,973	6.1	5.85	77.7	669
6.01 - 6.50	382	74,619,325	10.4	6.35	79.7	660
6.51 - 7.00	685	124,187,179	17.3	6.84	80.6	640
7.01 - 7.50	602	93,873,989	13.1	7.30	80.1	627
7.51 - 8.00	740	111,731,890	15.6	7.80	82.0	613
8.01 - 8.50	575	72,795,263	10.2	8.30	83.2	610
8.51 - 9.00	569	70,443,955	9.8	8.79	83.6	600
9.01 - 9.50	322	34,502,592	4.8	9.27	84.1	586
9.51 - 10.00	274	28,052,572	3.9	9.80	83.6	587
10.01 - 10.50	158	14,205,524	2.0	10.28	83.8	592
10.51 - 11.00	129	9,806,601	1.4	10.79	84.2	594
11.01 - 11.50	76	4,551,985	0.6	11.28	87.2	599
11.51 - 12.00	66	2,862,695	0.4	11.84	93.5	617
12.01 - 12.50	72	2,288,639	0.3	12.35	99.1	618
12.51 - 13.00	65	1,986,242	0.3	12.89	97.4	638
13.01 - 13.50	38	1,022,140	0.1	13.39	97.8	635
13.51 - 14.00	18	392,423	0.1	13.87	97.8	615
14.01 - 14.50	2	54,540	0.0	14.25	97.9	606
14.51 >=	3	34,020	0.0	14.81	95.0	610
Total:	5,097	716,107,149	100.0	7.68	81.5	626

#

		Total
	No of	Scheduled
FICO	Loans	Balance	%	WAC	OLTV	Fico
<= 0	6	956,237	0.1	8.98	74.3	0
476 - 500	8	1,021,664	0.1	9.02	77.4	500
501 - 525	222	26,183,247	3.7	8.69	75.5	514
526 - 550	310	39,162,821	5.5	8.46	77.6	539
551 - 575	560	70,602,496	9.9	8.34	81.2	563
576 - 600	698	89,392,157	12.5	8.21	83.4	589
601 - 625	901	116,932,274	16.3	7.88	83.5	613
626 - 650	1,027	146,248,962	20.4	7.52	82.3	637
651 - 675	596	95,615,195	13.4	7.21	81.0	662
676 - 700	365	61,551,043	8.6	6.99	80.7	686
701 - 725	211	34,755,505	4.9	6.81	81.0	711
726 - 750	115	20,723,405	2.9	6.49	79.8	737
751 - 775	49	8,227,151	1.1	6.54	79.6	762
776 - 800	22	3,555,985	0.5	6.99	79.2	783
801 - 825	7	1,179,007	0.2	6.98	80.0	804
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%	WAC	OLTV	Fico
<= 50,000.00	549	17,961,755	2.5	10.43	84.9	609
50,000.01 - 100,000.00	1,513	113,476,056	15.8	8.40	80.7	615
100,000.01 - 150,000.00	1,316	162,496,616	22.7	7.88	81.8	617
150,000.01 - 200,000.00	685	118,975,949	16.6	7.54	82.1	624
200,000.01 - 250,000.00	428	95,536,461	13.3	7.39	81.0	629
250,000.01 - 300,000.00	236	64,219,771	9.0	7.14	81.6	641
300,000.01 - 350,000.00	159	51,884,494	7.2	7.23	82.3	638
350,000.01 - 400,000.00	90	33,750,752	4.7	7.08	82.1	641
400,000.01 - 450,000.00	57	24,127,973	3.4	7.11	80.3	639
450,000.01 - 500,000.00	37	17,809,208	2.5	6.91	78.8	649
500,000.01 - 550,000.00	8	4,213,815	0.6	6.59	78.7	664
550,000.01 - 600,000.00	12	6,981,244	1.0	6.97	81.2	628
600,000.01 >=	7	4,673,056	0.7	6.85	76.1	667
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Original LTV	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	97	9,360,939	1.3	7.37	43.0	610
50.01 - 55.00	54	5,951,639	0.8	7.27	53.0	616
55.01 - 60.00	63	7,003,971	1.0	7.65	58.1	611
60.01 - 65.00	111	14,612,629	2.0	7.61	63.3	598
65.01 - 70.00	184	26,098,810	3.6	7.67	68.5	597
70.01 - 75.00	331	45,628,866	6.4	7.72	74.0	603
75.01 - 80.00	2,157	339,724,175	47.4	7.26	79.7	643
80.01 - 85.00	588	86,114,398	12.0	7.83	84.4	605
85.01 - 90.00	709	106,338,525	14.8	8.00	89.6	612
90.01 - 95.00	387	48,298,285	6.7	8.60	94.6	630
95.01 - 100.00	416	26,974,913	3.8	9.74	99.9	626
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%	WAC	OLTV	Fico
Full	2,831	376,369,339	52.6	7.62	81.9	612
Reduced	971	135,120,053	18.9	7.76	82.6	644
No Income/ No Asset	39	5,314,285	0.7	7.25	73.6	640
Stated Income / Stated Assets	1,256	199,303,472	27.8	7.74	80.3	641
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%	WAC	OLTV	Fico
Primary	4,649	671,134,255	93.7	7.63	81.6	624
Second Home	17	1,895,503	0.3	7.70	85.3	646
Investment	431	43,077,391	6.0	8.45	80.6	651
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
State	Loans	Balance	%	WAC	OLTV	Fico
California	984	215,549,032	30.1	6.98	80.2	645
Florida	664	77,034,425	10.8	7.79	80.6	618
Ohio	307	27,742,989	3.9	8.34	84.7	603
Michigan	240	25,822,497	3.6	8.36	82.7	606
Illinois	179	25,221,516	3.5	8.10	82.3	617
Texas	261	25,156,484	3.5	8.41	82.7	623
Arizona	191	21,696,527	3.0	7.74	82.8	634
Washington	128	20,130,640	2.8	7.30	83.2	637
Massachusetts	92	19,191,972	2.7	8.11	77.9	634
Colorado	107	17,991,631	2.5	7.33	83.6	624
New Jersey	90	16,812,638	2.3	7.99	79.5	604
New York	88	16,623,161	2.3	7.82	75.9	623
Virginia	114	16,482,156	2.3	7.59	82.4	622
Pennsylvania	138	16,003,792	2.2	8.00	83.3	607
Indiana	153	14,627,808	2.0	8.32	85.0	611
Other	1,361	160,019,882	22.3	8.06	82.6	618
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Purpose	Loans	Balance	%	WAC	OLTV	Fico
Purchase	2,373	326,332,513	45.6	7.63	83.1	647
Refinance - Rate Term	343	51,139,841	7.1	7.37	81.6	626
Refinance - Cashout	2,381	338,634,795	47.3	7.77	79.9	607
Total:	5,097	716,107,149	100.0	7.68	81.5	626

#

		Total
	No of	Scheduled
Product	Loans	Balance	%	WAC	OLTV	Fico
Arm 2/28	2,478	379,642,161	53.0	7.66	82.5	617
Arm 3/27	1,082	157,797,218	22.0	7.64	80.5	638
Arm 5/25	3	1,089,842	0.2	6.14	83.1	696
Arm 6 Month	141	25,252,043	3.5	7.38	78.8	610
Fixed Rate	1,393	152,325,885	21.3	7.83	80.4	639
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Property Type	Loans	Balance	%	WAC	OLTV	Fico
Single Family Residence	4,147	570,305,487	79.6	7.66	81.6	622
Condo	245	29,743,779	4.2	7.63	82.3	645
2-4 Family	295	48,464,195	6.8	8.20	79.4	650
PUD	409	67,526,513	9.4	7.46	82.1	633
Manufactured Housing	1	67,175	0.0	10.79	75.0	556
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Margin	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 4.00	17	3,738,160	0.7	6.62	81.6	628
4.01 - 4.50	49	10,117,292	1.8	5.68	79.2	678
4.51 - 5.00	157	33,412,078	5.9	6.10	79.3	670
5.01 - 5.50	385	76,698,867	13.6	6.68	80.2	645
5.51 - 6.00	464	75,508,186	13.4	7.08	80.8	637
6.01 - 6.50	464	77,952,853	13.8	7.28	81.2	632
6.51 - 7.00	606	91,700,984	16.3	7.74	81.6	616
7.01 - 7.50	433	58,888,296	10.4	8.05	83.0	604
7.51 - 8.00	437	57,707,906	10.2	8.43	83.1	600
8.01 - 8.50	268	33,006,743	5.9	8.98	84.5	593
8.51 - 9.00	223	25,634,527	4.5	9.34	85.5	586
9.01 - 9.50	103	10,359,249	1.8	10.01	85.0	583
9.51 - 10.00	70	6,729,491	1.2	10.44	82.3	588
10.01 - 10.50	22	1,973,476	0.4	11.05	83.1	575
10.51 >=	6	353,155	0.1	11.93	78.8	571
Total:	3,704	563,781,264	100.0	7.64	81.8	623

#

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%	WAC	OLTV	Fico
1 - 3	1	144,199	0.0	5.00	90.0	673
4 - 6	139	24,864,727	4.4	7.37	78.7	610
10 - 12	1	71,564	0.0	9.99	54.5	543
13 - 15	4	895,919	0.2	8.80	85.2	577
16 - 18	40	6,237,699	1.1	7.77	79.6	634
19 - 21	1,146	172,937,734	30.7	7.81	82.9	616
22 - 24	1,291	200,013,503	35.5	7.52	82.3	618
25 - 27	6	641,885	0.1	9.02	79.1	575
28 - 30	47	8,488,845	1.5	8.26	82.0	620
31 - 33	510	73,422,033	13.0	7.58	80.7	639
34 - 36	516	74,973,314	13.3	7.61	80.1	638
37 >=	3	1,089,842	0.2	6.14	83.1	696
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Max Rate	Loans	Balance	%	WAC	OLTV	Fico
9.51 - 13.00	704	143,605,995	25.5	6.38	80.9	650
13.01 - 13.50	410	71,000,773	12.6	6.89	81.2	640
13.51 - 14.00	595	99,088,023	17.6	7.42	81.6	621
14.01 - 14.50	437	64,406,487	11.4	7.80	81.9	616
14.51 - 15.00	494	66,105,200	11.7	8.32	82.8	607
15.01 - 15.50	352	42,127,924	7.5	8.74	83.0	598
15.51 - 16.00	330	37,916,364	6.7	9.18	84.0	599
16.01 - 16.50	163	17,927,075	3.2	9.74	83.4	586
16.51 - 17.00	142	15,208,008	2.7	10.09	80.2	582
17.01 - 17.50	48	4,024,911	0.7	10.65	79.6	581
17.51 - 18.00	22	1,773,602	0.3	10.97	78.4	587
18.01 >=	7	596,902	0.1	11.38	82.9	587
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Min Rate	Loans	Balance	%	WAC	OLTV	Fico
<= 4.50	2	278,287	0.0	5.33	79.0	654
4.51 - 6.00	337	70,357,319	12.5	6.29	80.3	658
6.01 - 6.50	345	64,708,949	11.5	6.45	80.2	656
6.51 - 7.00	506	93,655,649	16.6	6.87	81.4	639
7.01 - 7.50	463	72,913,746	12.9	7.35	80.9	622
7.51 - 8.00	560	83,678,913	14.8	7.81	82.3	613
8.01 - 8.50	414	53,717,738	9.5	8.33	83.7	603
8.51 - 9.00	442	56,119,610	10.0	8.79	83.8	598
9.01 - 9.50	233	27,154,724	4.8	9.32	84.1	584
9.51 - 10.00	212	23,681,296	4.2	9.84	82.7	582
10.01 - 10.50	94	9,763,030	1.7	10.29	81.7	579
10.51 - 11.00	68	5,613,935	1.0	10.77	77.1	568
11.01 - 11.50	21	1,694,261	0.3	11.32	78.3	562
11.51 - 12.00	5	352,658	0.1	11.70	75.0	606
12.01 - 12.50	2	91,150	0.0	12.13	80.0	514
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
First Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	141	25,096,859	4.5	7.36	78.8	611
1.5	197	35,551,827	6.3	7.40	81.7	650
2.0	44	11,504,500	2.0	6.02	80.5	669
3.0	3,321	491,367,186	87.2	7.71	82.0	620
5.0	1	260,892	0.0	5.48	74.2	667
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Periodic Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	2,922	428,233,818	76.0	7.75	82.3	613
1.5	781	135,459,492	24.0	7.27	80.2	652
2.0	1	87,954	0.0	7.38	80.0	647
Total:	3,704	563,781,264	100.0	7.64	81.8	623

#

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,841
Total Outstanding Loan Balance	$360,804,654		Min	Max
Average Loan Current Balance	$126,999		$4,875	$449,573
Weighted Average Original LTV	81.1%	*
Weighted Average Coupon	7.69%		4.60%	14.99%
Arm Weighted Average Coupon	7.63%
Fixed Weighted Average Coupon	7.91%
Weighted Average Margin	6.65%		3.75%	11.50%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.2%
% Second Liens	1.8%
% Arms	78.8%	**
% Fixed	21.2%	***
% of Loans with Mortgage Insurance	0.0%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 78.5% of the total deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 21.5% of the total deal collateral

		Total
	No of	Scheduled
Current Rate	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 5.50	56	11,002,387	3.0	5.21	73.6	683
5.51 - 6.00	105	17,760,032	4.9	5.85	77.3	658
6.01 - 6.50	216	36,013,683	10.0	6.35	79.6	659
6.51 - 7.00	452	70,159,789	19.4	6.84	80.7	636
7.01 - 7.50	356	52,252,853	14.5	7.31	79.9	628
7.51 - 8.00	427	58,353,899	16.2	7.80	81.9	618
8.01 - 8.50	284	32,824,710	9.1	8.33	81.3	608
8.51 - 9.00	269	31,153,247	8.6	8.81	81.0	603
9.01 - 9.50	179	17,842,996	4.9	9.28	84.5	594
9.51 - 10.00	153	15,634,211	4.3	9.80	84.0	588
10.01 - 10.50	66	5,633,852	1.6	10.31	84.9	604
10.51 - 11.00	51	3,906,028	1.1	10.77	84.4	604
11.01 - 11.50	42	2,548,793	0.7	11.26	89.0	615
11.51 - 12.00	36	1,448,750	0.4	11.88	94.8	616
12.01 - 12.50	36	1,133,799	0.3	12.30	98.2	604
12.51 - 13.00	59	1,793,197	0.5	12.91	97.7	639
13.01 - 13.50	34	958,225	0.3	13.38	98.1	635
13.51 - 14.00	15	295,642	0.1	13.90	97.8	610
14.01 - 14.50	2	54,540	0.0	14.25	97.9	606
14.51 >=	3	34,020	0.0	14.81	95.0	610
Total:	2,841	360,804,654	100.0	7.69	81.1	626

#

		Total
	No of	Scheduled
FICO	Loans	Balance	%	WAC	OLTV	Fico
<= 0	5	491,317	0.1	9.55	61.9	-
476 - 500	4	529,372	0.1	9.09	71.7	500
501 - 525	124	13,789,018	3.8	8.71	74.4	514
526 - 550	161	18,920,356	5.2	8.31	77.1	538
551 - 575	300	36,215,846	10.0	8.15	81.0	563
576 - 600	366	41,946,413	11.6	8.15	82.8	589
601 - 625	509	59,797,166	16.6	7.89	82.3	613
626 - 650	582	75,552,752	20.9	7.51	82.0	638
651 - 675	360	50,744,914	14.1	7.27	81.4	662
676 - 700	216	32,178,432	8.9	7.12	80.8	686
701 - 725	108	14,952,285	4.1	7.12	81.9	712
726 - 750	62	9,883,714	2.7	6.85	80.2	736
751 - 775	26	3,366,416	0.9	7.02	75.6	762
776 - 800	14	1,854,162	0.5	6.80	78.0	782
801 - 825	4	582,492	0.2	7.39	76.8	804
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%	WAC	OLTV	Fico
<= 50,000.00	336	10,532,387	2.9	10.72	86.2	610
50,000.01 - 100,000.00	835	62,347,030	17.3	8.23	80.0	619
100,000.01 - 150,000.00	776	96,069,050	26.6	7.75	81.1	619
150,000.01 - 200,000.00	427	74,383,659	20.6	7.50	81.6	627
200,000.01 - 250,000.00	253	56,410,864	15.6	7.30	80.5	634
250,000.01 - 300,000.00	163	44,487,623	12.3	7.08	81.1	638
300,000.01 - 350,000.00	46	14,596,092	4.0	7.21	82.0	642
350,000.01 - 400,000.00	3	1,123,242	0.3	7.60	81.6	645
400,000.01 - 450,000.00	2	854,707	0.2	5.97	69.6	703
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Original LTV	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	55	5,138,984	1.4	7.28	42.4	606
50.01 - 55.00	31	3,550,224	1.0	7.28	53.1	616
55.01 - 60.00	34	3,147,915	0.9	7.41	57.8	626
60.01 - 65.00	69	8,375,741	2.3	7.37	63.4	601
65.01 - 70.00	94	11,555,468	3.2	7.50	68.6	599
70.01 - 75.00	198	23,681,635	6.6	7.72	74.2	596
75.01 - 80.00	1,231	177,147,148	49.1	7.37	79.8	640
80.01 - 85.00	310	41,616,943	11.5	7.70	84.5	605
85.01 - 90.00	418	56,598,906	15.7	7.94	89.6	616
90.01 - 95.00	217	23,569,010	6.5	8.91	94.8	639
95.01 - 100.00	184	6,422,681	1.8	11.32	99.9	627
Total:	2,841	360,804,654	100.0	7.69	81.1	626

#

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%	WAC	OLTV	Fico
Full	1,583	191,873,817	53.2	7.58	81.3	610
Reduced	494	61,951,012	17.2	7.97	82.1	643
No Income/ No Asset	16	2,033,085	0.6	7.26	76.6	648
Stated Income / Stated Assets	748	104,946,740	29.1	7.73	80.2	644
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%	WAC	OLTV	Fico
Primary	2,589	336,775,104	93.3	7.61	81.1	624
Second Home	7	637,938	0.2	7.67	82.3	665
Investment	245	23,391,612	6.5	8.81	81.3	650
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
State	Loans	Balance	%	WAC	OLTV	Fico
California	517	96,763,121	26.8	7.08	79.7	641
Florida	400	44,187,330	12.2	7.79	79.8	615
Illinois	134	17,700,163	4.9	8.11	82.2	617
Ohio	156	14,251,727	3.9	8.13	84.7	609
Texas	140	12,319,220	3.4	8.19	80.1	634
Arizona	115	12,310,262	3.4	7.70	82.3	631
Massachusetts	53	11,704,112	3.2	7.91	78.8	653
Pennsylvania	102	10,664,605	3.0	8.06	83.0	605
Michigan	111	9,926,930	2.8	8.48	82.4	609
Washington	65	9,404,470	2.6	7.34	81.5	624
Colorado	62	8,723,856	2.4	7.42	82.7	630
Virginia	71	8,622,114	2.4	7.77	81.9	625
New Jersey	43	7,603,376	2.1	7.84	78.5	618
Indiana	87	7,444,962	2.1	8.26	84.3	613
New York	43	7,346,437	2.0	7.13	75.7	631
Other	742	81,831,971	22.7	7.99	82.6	619
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Purpose	Loans	Balance	%	WAC	OLTV	Fico
Purchase	1,294	160,810,043	44.6	7.81	82.6	646
Refinance - Rate Term	245	31,524,766	8.7	7.46	81.6	620
Refinance - Cashout	1,302	168,469,845	46.7	7.62	79.6	608
Total:	2,841	360,804,654	100.0	7.69	81.1	626

#

		Total
	No of	Scheduled
Product	Loans	Balance	%	WAC	OLTV	Fico
Arm 2/28	1,127	158,967,758	44.1	7.60	82.5	617
Arm 3/27	786	106,369,142	29.5	7.71	80.6	635
Arm 5/25	1	260,892	0.1	5.48	74.2	667
Arm 6 Month	117	18,641,104	5.2	7.56	78.2	605
Fixed Rate	810	76,565,757	21.2	7.91	79.6	635
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Property Type	Loans	Balance	%	WAC	OLTV	Fico
Single Family Residence	2,308	288,595,828	80.0	7.63	81.2	621
Condo	141	15,684,031	4.3	7.67	81.5	643
2-4 Family	192	30,239,555	8.4	8.26	79.7	659
PUD	200	26,285,240	7.3	7.74	82.0	633
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Margin	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 4.00	1	214,955	0.1	5.00	80.0	597
4.01 - 4.50	23	4,145,681	1.5	5.82	80.6	666
4.51 - 5.00	61	10,534,570	3.7	6.06	79.1	653
5.01 - 5.50	236	39,423,529	13.9	6.75	79.6	639
5.51 - 6.00	297	42,610,452	15.0	7.13	80.2	639
6.01 - 6.50	265	40,163,659	14.1	7.33	80.9	638
6.51 - 7.00	407	55,268,550	19.4	7.74	81.4	618
7.01 - 7.50	226	31,041,066	10.9	7.94	82.0	610
7.51 - 8.00	215	27,510,019	9.7	8.38	83.4	601
8.01 - 8.50	130	15,326,665	5.4	9.03	84.4	597
8.51 - 9.00	105	11,567,012	4.1	9.30	84.5	581
9.01 - 9.50	32	3,642,332	1.3	9.78	88.0	595
9.51 - 10.00	24	2,033,180	0.7	10.47	87.1	605
10.01 - 10.50	5	501,054	0.2	10.93	89.5	625
10.51 >=	4	256,174	0.1	11.93	85.2	562
Total:	2,031	284,238,897	100.0	7.63	81.5	623

#

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%	WAC	OLTV	Fico
1 - 3	1	144,199	0.1	5.00	90.0	673
4 - 6	115	18,253,789	6.4	7.54	78.0	605
10 - 12	1	71,564	0.0	9.99	54.5	543
13 - 15	1	277,354	0.1	8.25	90.0	582
16 - 18	25	3,349,608	1.2	7.52	81.9	641
19 - 21	375	54,712,514	19.2	7.50	83.5	627
22 - 24	729	101,070,976	35.6	7.66	82.0	612
25 - 27	5	582,663	0.2	8.88	80.0	575
28 - 30	36	5,022,051	1.8	8.44	83.0	607
31 - 33	328	45,165,084	15.9	7.39	81.1	645
34 - 36	414	55,328,203	19.5	7.88	80.0	631
37 >=	1	260,892	0.1	5.48	74.2	667
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Max Rate	Loans	Balance	%	WAC	OLTV	Fico
9.51 - 13.00	386	64,564,045	22.7	6.43	81.0	636
13.01 - 13.50	245	39,855,068	14.0	6.89	81.3	639
13.51 - 14.00	381	57,150,721	20.1	7.38	81.7	623
14.01 - 14.50	229	31,238,482	11.0	7.74	80.8	622
14.51 - 15.00	231	30,290,253	10.7	8.23	81.7	623
15.01 - 15.50	172	20,153,296	7.1	8.77	83.3	605
15.51 - 16.00	192	21,804,818	7.7	9.19	82.2	602
16.01 - 16.50	74	7,504,313	2.6	9.52	81.7	599
16.51 - 17.00	72	7,556,698	2.7	9.90	81.2	588
17.01 - 17.50	26	2,170,532	0.8	10.51	79.4	608
17.51 - 18.00	16	1,353,770	0.5	10.79	79.4	583
18.01 >=	7	596,902	0.2	11.38	82.9	587
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Min Rate	Loans	Balance	%	WAC	OLTV	Fico
<= 4.50	1	238,452	0.1	5.24	80.0	645
4.51 - 6.00	194	30,790,350	10.8	6.57	79.8	639
6.01 - 6.50	210	34,557,278	12.2	6.47	80.5	653
6.51 - 7.00	346	55,638,514	19.6	6.91	81.6	633
7.01 - 7.50	271	40,421,519	14.2	7.39	80.9	622
7.51 - 8.00	314	43,689,157	15.4	7.83	82.1	621
8.01 - 8.50	186	22,565,685	7.9	8.40	81.7	605
8.51 - 9.00	194	23,567,263	8.3	8.81	81.3	604
9.01 - 9.50	123	13,362,856	4.7	9.31	85.4	598
9.51 - 10.00	128	13,712,075	4.8	9.85	83.9	586
10.01 - 10.50	30	2,965,086	1.0	10.40	83.2	602
10.51 - 11.00	24	1,954,972	0.7	10.78	76.8	577
11.01 - 11.50	8	684,541	0.2	11.38	78.3	596
12.01 - 12.50	2	91,150	0.0	12.13	80.0	514
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
First Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	117	18,485,920	6.5	7.52	78.1	606
1.5	161	24,150,208	8.5	7.45	81.7	645
2.0	25	5,121,050	1.8	6.53	82.0	650
3.0	1,727	236,220,827	83.1	7.69	81.7	622
5.0	1	260,892	0.1	5.48	74.2	667
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Periodic Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	1,394	187,983,814	66.1	7.68	82.1	612
1.5	636	96,167,129	33.8	7.53	80.2	646
2.0	1	87,954	0.0	7.38	80.0	647
Total:	2,031	284,238,897	100.0	7.63	81.5	623

#

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,256
Total Outstanding Loan Balance	$355,302,495		Min	Max
Average Loan Current Balance	$157,492		$7,599	$738,781
Weighted Average Original LTV	81.9%	*
Weighted Average Coupon	7.67%		4.50%	13.99%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.64%		3.88%	10.72%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.3%
% Second Liens	1.7%	**
% Arms	78.7%	***
% Fixed	21.3%	****
% of Loans with Mortgage Insurance	0.0%

*       Note, for second liens, CLTV is employed in this calculation

**     Including prefunding, 2nd lien loans shall represent approximately 1.85% of the total loan group 2 collateral balance

***    Including prefunding, adjustable rate loans shall represent approximately 78.5% of the total loan group 2 collateral

****  Including prefunding, fixed rate loans shall represent approximately 21.5% of the total loan group 2 collateral

		Total
	No of	Scheduled
Current Rate	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 5.50	48	13,881,214	3.9	5.30	77.5	700
5.51 - 6.00	112	26,051,941	7.3	5.85	78.0	677
6.01 - 6.50	166	38,605,641	10.9	6.36	79.7	661
6.51 - 7.00	233	54,027,390	15.2	6.84	80.4	645
7.01 - 7.50	246	41,621,136	11.7	7.30	80.3	625
7.51 - 8.00	313	53,377,991	15.0	7.81	82.2	609
8.01 - 8.50	291	39,970,553	11.2	8.28	84.8	611
8.51 - 9.00	300	39,290,709	11.1	8.78	85.8	598
9.01 - 9.50	143	16,659,596	4.7	9.27	83.8	577
9.51 - 10.00	121	12,418,361	3.5	9.80	83.2	585
10.01 - 10.50	92	8,571,673	2.4	10.26	83.1	583
10.51 - 11.00	78	5,900,574	1.7	10.81	84.0	588
11.01 - 11.50	34	2,003,192	0.6	11.31	85.0	577
11.51 - 12.00	30	1,413,945	0.4	11.81	92.3	617
12.01 - 12.50	36	1,154,840	0.3	12.40	100.0	632
12.51 - 13.00	6	193,045	0.1	12.76	94.8	623
13.01 - 13.50	4	63,915	0.0	13.41	93.4	635
13.51 - 14.00	3	96,781	0.0	13.78	97.8	632
Total:	2,256	355,302,495	100.0	7.67	81.9	626

#

		Total
	No of	Scheduled
FICO	Loans	Balance	%	WAC	OLTV	Fico
<= 0	1	464,919	0.1	8.38	87.5	0
476 - 500	4	492,293	0.1	8.95	83.4	500
501 - 525	98	12,394,230	3.5	8.68	76.7	515
526 - 550	149	20,242,465	5.7	8.59	78.1	540
551 - 575	260	34,386,651	9.7	8.55	81.3	563
576 - 600	332	47,445,744	13.4	8.26	83.9	589
601 - 625	392	57,135,108	16.1	7.88	84.8	613
626 - 650	445	70,696,210	19.9	7.54	82.7	636
651 - 675	236	44,870,282	12.6	7.14	80.6	663
676 - 700	149	29,372,611	8.3	6.85	80.6	686
701 - 725	103	19,803,220	5.6	6.57	80.4	711
726 - 750	53	10,839,690	3.1	6.17	79.5	737
751 - 775	23	4,860,735	1.4	6.21	82.4	761
776 - 800	8	1,701,823	0.5	7.20	80.6	785
801 - 825	3	596,515	0.2	6.58	83.1	804
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%	WAC	OLTV	Fico
<= 50,000.00	213	7,429,368	2.1	10.02	83.1	608
50,000.01 - 100,000.00	678	51,129,026	14.4	8.59	81.6	610
100,000.01 - 150,000.00	540	66,427,566	18.7	8.05	82.9	615
150,000.01 - 200,000.00	258	44,592,290	12.6	7.61	82.8	618
200,000.01 - 250,000.00	175	39,125,598	11.0	7.51	81.6	622
250,000.01 - 300,000.00	73	19,732,148	5.6	7.27	82.7	647
300,000.01 - 350,000.00	113	37,288,402	10.5	7.24	82.4	637
350,000.01 - 400,000.00	87	32,627,510	9.2	7.06	82.1	641
400,000.01 - 450,000.00	55	23,273,266	6.6	7.15	80.7	637
450,000.01 - 500,000.00	37	17,809,208	5.0	6.91	78.8	649
500,000.01 - 550,000.00	8	4,213,815	1.2	6.59	78.7	664
550,000.01 - 600,000.00	12	6,981,244	2.0	6.97	81.2	628
600,000.01 >=	7	4,673,056	1.3	6.85	76.1	667
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Original LTV	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	42	4,221,956	1.2	7.47	43.7	615
50.01 - 55.00	23	2,401,416	0.7	7.26	52.8	616
55.01 - 60.00	29	3,856,056	1.1	7.85	58.3	598
60.01 - 65.00	42	6,236,887	1.8	7.94	63.2	593
65.01 - 70.00	90	14,543,342	4.1	7.79	68.5	595
70.01 - 75.00	133	21,947,231	6.2	7.72	73.9	611
75.01 - 80.00	926	162,577,028	45.8	7.14	79.7	646
80.01 - 85.00	278	44,497,455	12.5	7.95	84.3	605
85.01 - 90.00	291	49,739,619	14.0	8.07	89.6	607
90.01 - 95.00	170	24,729,274	7.0	8.31	94.5	620
95.01 - 100.00	232	20,552,233	5.8	9.25	99.9	626
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%	WAC	OLTV	Fico
Full	1,248	184,495,522	51.9	7.66	82.5	613
Reduced	477	73,169,041	20.6	7.58	83.0	644
No Income/ No Asset	23	3,281,200	0.9	7.25	71.8	634
Stated Income / Stated Assets	508	94,356,732	26.6	7.75	80.3	639
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%	WAC	OLTV	Fico
Primary	2,060	334,359,151	94.1	7.64	82.0	625
Second Home	10	1,257,564	0.4	7.71	86.8	636
Investment	186	19,685,779	5.5	8.03	79.7	653
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
State	Loans	Balance	%	WAC	OLTV	Fico
California	467	118,785,911	33.4	6.89	80.6	648
Florida	264	32,847,095	9.2	7.79	81.7	622
Michigan	129	15,895,567	4.5	8.29	83.0	604
Ohio	151	13,491,262	3.8	8.56	84.6	597
Texas	121	12,837,264	3.6	8.61	85.1	613
Georgia	80	10,785,997	3.0	8.16	83.1	627
Washington	63	10,726,170	3.0	7.27	84.6	647
Arizona	76	9,386,265	2.6	7.78	83.5	637
New York	45	9,276,724	2.6	8.37	76.1	617
Colorado	45	9,267,775	2.6	7.24	84.4	617
New Jersey	47	9,209,263	2.6	8.12	80.2	592
Virginia	43	7,860,042	2.2	7.39	83.0	618
Illinois	45	7,521,353	2.1	8.09	82.7	615
Massachusetts	39	7,487,860	2.1	8.41	76.6	606
Indiana	66	7,182,847	2.0	8.38	85.7	608
Other	575	72,741,101	20.5	8.12	82.7	615
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Purpose	Loans	Balance	%	WAC	OLTV	Fico
Purchase	1,079	165,522,470	46.6	7.46	83.7	647
Refinance - Rate Term	98	19,615,075	5.5	7.23	81.6	635
Refinance - Cashout	1,079	170,164,950	47.9	7.92	80.2	605
Total:	2,256	355,302,495	100.0	7.67	81.9	626

#

		Total
	No of	Scheduled
Product	Loans	Balance	%	WAC	OLTV	Fico
Arm 2/28	1,351	220,674,403	62.1	7.70	82.6	617
Arm 3/27	296	51,428,075	14.5	7.50	80.3	642
Arm 5/25	2	828,949	0.2	6.35	85.9	706
Arm 6 Month	24	6,610,939	1.9	6.90	80.5	624
Fixed Rate	583	75,760,128	21.3	7.74	81.2	643
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Property Type	Loans	Balance	%	WAC	OLTV	Fico
Single Family Residence	1,839	281,709,659	79.3	7.70	82.0	624
Condo	104	14,059,748	4.0	7.59	83.3	646
2-4 Family	103	18,224,639	5.1	8.11	79.0	636
PUD	209	41,241,273	11.6	7.28	82.3	633
Manufactured Housing	1	67,175	0.0	10.79	75.0	556
Total:	2,256	355,302,495	100.0	7.67	81.9	626

		Total
	No of	Scheduled
Margin	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 4.00	16	3,523,205	1.3	6.72	81.7	630
4.01 - 4.50	26	5,971,611	2.1	5.59	78.3	686
4.51 - 5.00	96	22,877,509	8.2	6.12	79.4	678
5.01 - 5.50	149	37,275,338	13.3	6.60	80.9	651
5.51 - 6.00	167	32,897,734	11.8	7.01	81.6	635
6.01 - 6.50	199	37,789,194	13.5	7.22	81.6	624
6.51 - 7.00	199	36,432,434	13.0	7.74	81.8	613
7.01 - 7.50	207	27,847,230	10.0	8.18	84.2	598
7.51 - 8.00	222	30,197,887	10.8	8.48	82.9	600
8.01 - 8.50	138	17,680,078	6.3	8.94	84.6	590
8.51 - 9.00	118	14,067,515	5.0	9.38	86.3	589
9.01 - 9.50	71	6,716,917	2.4	10.13	83.4	576
9.51 - 10.00	46	4,696,311	1.7	10.43	80.2	581
10.01 - 10.50	17	1,472,422	0.5	11.10	80.9	557
10.51 >=	2	96,981	0.0	11.93	62.0	593
Total:	1,673	279,542,367	100.0	7.64	82.1	622

#

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%	WAC	OLTV	Fico
4 - 6	24	6,610,939	2.4	6.90	80.5	624
13 - 15	3	618,565	0.2	9.04	83.0	575
16 - 18	15	2,888,092	1.0	8.06	76.9	626
19 - 21	771	118,225,220	42.3	7.95	82.7	611
22 - 24	562	98,942,526	35.4	7.39	82.6	625
25 - 27	1	59,222	0.0	10.43	70.0	567
28 - 30	11	3,466,794	1.2	8.01	80.5	640
31 - 33	182	28,256,949	10.1	7.87	80.2	630
34 - 36	102	19,645,111	7.0	6.87	80.4	659
37 >=	2	828,949	0.3	6.35	85.9	706
Total:	1,673	279,542,367	100.0	7.64	82.1	622

		Total
	No of	Scheduled
Max Rate	Loans	Balance	%	WAC	OLTV	Fico
9.51 - 13.00	318	79,041,950	28.3	6.34	80.8	661
13.01 - 13.50	165	31,145,705	11.1	6.89	81.2	642
13.51 - 14.00	214	41,937,302	15.0	7.49	81.5	617
14.01 - 14.50	208	33,168,005	11.9	7.86	82.8	611
14.51 - 15.00	263	35,814,947	12.8	8.40	83.7	594
15.01 - 15.50	180	21,974,627	7.9	8.71	82.7	591
15.51 - 16.00	138	16,111,547	5.8	9.16	86.5	594
16.01 - 16.50	89	10,422,763	3.7	9.90	84.6	576
16.51 - 17.00	70	7,651,310	2.7	10.27	79.2	575
17.01 - 17.50	22	1,854,379	0.7	10.82	79.9	550
17.51 - 18.00	6	419,833	0.2	11.56	75.0	598
Total:	1,673	279,542,367	100.0	7.64	82.1	622

		Total
	No of	Scheduled
Min Rate	Loans	Balance	%	WAC	OLTV	Fico
<= 4.50	1	39,835	0.0	5.86	72.7	705
4.51 - 6.00	143	39,566,969	14.2	6.07	80.7	673
6.01 - 6.50	135	30,151,671	10.8	6.44	79.8	659
6.51 - 7.00	160	38,017,135	13.6	6.80	81.1	648
7.01 - 7.50	192	32,492,227	11.6	7.31	81.0	621
7.51 - 8.00	246	39,989,757	14.3	7.79	82.6	605
8.01 - 8.50	228	31,152,053	11.1	8.28	85.2	601
8.51 - 9.00	248	32,552,347	11.6	8.78	85.7	593
9.01 - 9.50	110	13,791,868	4.9	9.33	82.9	572
9.51 - 10.00	84	9,969,221	3.6	9.82	81.2	576
10.01 - 10.50	64	6,797,944	2.4	10.24	81.0	569
10.51 - 11.00	44	3,658,963	1.3	10.77	77.2	564
11.01 - 11.50	13	1,009,720	0.4	11.29	78.3	539
11.51 - 12.00	5	352,658	0.1	11.70	75.0	606
Total:	1,673	279,542,367	100.0	7.64	82.1	622

#

		Total
	No of	Scheduled
First Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	24	6,610,939	2.4	6.90	80.5	624
1.5	36	11,401,619	4.1	7.29	81.6	660
2.0	19	6,383,450	2.3	5.62	79.2	684
3.0	1,594	255,146,359	91.3	7.73	82.3	619
Total:	1,673	279,542,367	100.0	7.64	82.1	622

		Total
	No of	Scheduled
Periodic Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	1,528	240,250,004	85.9	7.81	82.4	615
1.5	145	39,292,363	14.1	6.63	80.1	667
Total:	1,673	279,542,367	100.0	7.64	82.1	622

#